   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 23, 1999

                                                      REGISTRATION NO. 333-10556
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                    FORM F-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                              NETIA HOLDINGS S.A.

             4813                           POLAND               NOT APPLICABLE
 (Primary Standard Industrial    (State or other jurisdiction   (I.R.S. Employer
 Classification Code Number)         of incorporation or         Identification
                                        organization)                 No)

                                UL. POLECZKI 13
                             02-822 WARSAW, POLAND
                             (011)(48) 22 648 4500

              (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                         ------------------------------

                             CT CORPORATION SYSTEM
                       1633 BROADWAY, NEW YORK, NY 10019
                                 (212) 664 1666
           (Name, address, including zip code, and telephone number,
             including area code, of agent for service of process)

                         ------------------------------

                          COPIES OF COMMUNICATIONS TO:

     MATTHEW BLOCH, ESQ.         WILLIAM K. SIEVERS, ESQ.        MARK STEGEMOELLER, ESQ.
 WEIL, GOTSHAL & MANGES LLP       WEIL, GOTSHAL & MANGES            LATHAM & WATKINS
      767 FIFTH AVENUE                ONE SOUTH PLACE                ONE ANGEL COURT
  NEW YORK, NEW YORK 10153           LONDON, EC2M 2WG                LONDON EC2R 7HJ
       (212) 310-8000             (011)(44)(171) 903-1000        (011)(44)(171) 374-4444

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    The Registration Statement on Form F-1 (Reg. No. 333-10556) (the "Registration Statement") filed by Netia Holdings S.A. (the "Registrant") was declared effective by the Securities and Exchange Commission (the "Commission") on July 27, 1999. The Registrant sold 5,500,000 American Depositary Shares (the "ADSs"), representing 5,500,000 of its common shares (the "Common Shares"), to the public in an offering that was completed on August 3, 1999. However, as noted in the Registration Statement and in the prospectus constituting a part thereof, while upon completion of this transaction, the ADSs were sold and paid for, and trading in the ADSs commenced on the Nasdaq National Market, the Common Shares underlying the ADSs could not be issued by the Registrant to the ADS depositary until the capital increase relating to the issuance of the Common Shares was registered with the Commercial Court in Warsaw (the "Commercial Court"), and all trading in the ADSs would be subject to cancellation in the event the registration of the capital increase did not take place by an agreed-upon date.

    To address this concern, the Registrant undertook to file a post-effective amendment to the Registration Statement for the purpose of submitting as an exhibit a opinion of counsel addressing the legality of the issuance of the underlying Common Shares upon completion of the registration of the capital increase by the Commercial Court.

    On September 16, the Commercial Court registered the capital increase and on September 17, 1999, the Registrant issued the Common Shares to the ADS depositary.

    The Registrant is filing this post-effective amendment to the Registration Statement in satisfaction of the undertaking referred to above.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(A) EXHIBITS

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
 1.1       Form of the Underwriting Agreement.*
 3.1       The Formation Deed of Netia Holdings S.A. (English translation) (incorporated herein by reference to
           Exhibit 3.2 to Netia's Registration Statement on Form F-4, filed with the Securities and Exchange
           Commission on January 30, 1998, as amended, declared effective on April 30, 1998 (File No. 333-8272)
           (the "Exchange Offer Registration Statement").*
 3.2       Amended and Restated Statute of Netia Holdings S.A. (English translation) (incorporated herein by reference to Exhibit 3.2 to the Company's Annual Report on Form 20-F, filed with the Securities and
           Exchange Commission on June 29, 1999 (the "1998 Annual Report").*
 4.1       Senior Notes Indenture, dated as of November 3, 1997, among Netia Holdings B.V., Netia Holdings S.A.
           and State Street Bank and Trust Company, as trustee, relating to Netia Holdings B.V.'s 10 1/4% Senior
           Notes due 2007 and 10 1/4% Series B Senior Notes due 2007 (incorporated herein by reference to Exhibit
           4.1 to the Exchange Offer Registration Statement).*
 4.1(a)    Supplemental Indenture, dated as of December 1, 1998, among Netia Holdings B.V., Netia Holdings S.A.
           and State Street Bank and Trust Company, as trustee, relating to the Senior Notes Indenture included herein as Exhibit 4.1 (incorporated herein by reference to Exhibit 4.1(a) to the 1998 Annual Report).*
 4.2       Senior Discount Notes Indenture, dated as of November 3, 1997, among Netia Holdings B.V., Netia
           Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to Netia Holdings B.V.'s
           11 1/4% Senior Discount Notes due 2007 and 11 1/4% Series B Senior Discount Notes due 2007
           (incorporated herein by reference to Exhibit 4.2 to the Exchange Offer Registration Statement).*
 4.2(a)    Supplemental Indenture, dated as of December 1, 1998, among Netia Holdings B.V., Netia Holdings S.A.
           and State Street Bank and Trust Company, as trustee, relating to the Senior Discount Notes Indenture included herein as Exhibit 4.2 (incorporated herein by reference to Exhibit 4.2(a) to the 1998 Annual
           Report).*
 4.3       Senior Discount Notes Indenture, dated as of November 3, 1997, among Netia Holdings B.V., Netia
           Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to Netia Holdings B.V.'s
           11% Senior (DM) Discount Notes due 2007 and 11% Series B Senior Discount Notes due 2007 (incorporated herein by reference to Exhibit 4.3 to the Exchange Offer Registration Statement).*
 4.3(a)    Supplemental Indenture, dated as of December 1, 1998, among Netia Holdings B.V., Netia Holdings S.A.
           and State Street Bank and Trust Company, as trustee, relating to the Senior Discount Notes Indenture included herein as Exhibit 4.3 (incorporated herein by reference to Exhibit 4.3(a) to the 1998 Annual
           Report).*
 4.4       Form of 10 1/4% Series B Senior Note due 2007 (included in Exhibit 4.1).*
 4.5       Form of 11 1/4% Series B Senior Discount Note due 2007 (included in Exhibit 4.2). *
 4.6       Form of 11% Series B Senior Discount Note due 2007 (included in Exhibit 4.3).*
 4.7       Registration Rights Agreement, dated as of November 3, 1997, among Netia Holdings B.V., Netia Holdings
           S.A. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch Capital
           Markets Bank Frankfurt/Main Branch and Chase Securities Inc. (incorporated herein by reference to
           Exhibit 10.1 to the Exchange Offer Registration Statement).*

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
 4.8       Escrow Agreement, dated as of November 3, 1997, between Netia Holdings S.A. and State Street Bank and
           Trust Company (incorporated herein by reference to Exhibit 10.2 to the Exchange Offer Registration
           Statement).*
 4.9       Senior Euro Notes Indenture, dated as of June 10, 1999, among Netia Holdings II B.V., Netia Holdings
           S.A. and State Street Bank and Trust Company, as trustee, relating to the 13 1/2% Senior Euro Notes due
           2009 (incorporated herein by reference to Exhibit 4.9 to the 1998 Annual Report).*
 4.10      Senior Dollar Notes Indenture, dated as of June 10, 1999, among Netia Holdings II B.V., Netia Holdings
           S.A. and State Street Bank and Trust Company, as trustee, relating to the 13 1/8% Senior Dollar Notes due 2009 (incorporated herein by reference to Exhibit 4.10 to the 1998 Annual Report).*
 4.11      Form of 13 1/2% Senior Euro Note due 2009 (included in Exhibit 4.9).
 4.12      Form of 13 1/8% Senior Dollar Note due 2009 (included in Exhibit 4.10).
 4.13      Registration Rights Agreement, dated as of June 10, 1999, by and among Netia Holdings II B.V., Netia
           Holdings S.A., Donaldson, Lufkin & Jenrette International and Chase Manhattan International Limited
           (incorporated herein by reference to Exhibit 4.13 to the 1998 Annual Report).*
 4.14      Euro Investment Agreement, dated as of June 10, 1999, by and among Netia Telekom S.A., Netia South Sp.
           z o.o. and State Street Bank and Trust Company, as trustee (incorporated herein by reference to Exhibit
           4.14 to the 1998 Annual Report).*
 4.15      Dollar Investment Agreement, dated as of June 10, 1999, by and among Netia Telekom S.A., Netia South
           Sp. z o.o. and State Street Bank and Trust Company, as trustee (incorporated herein by reference to
           Exhibit 4.15 to the 1998 Annual Report).*
 4.16      Form of Deposit Agreement, dated as of       , 1999, among Netia Holdings S.A., The Bank of New York,
           as depositary and the holders from time to time of American Depositary Shares issued thereunder.*
 4.17      Form of American Depositary Receipt (included in Exhibit 4.16).
 4.18      Form of Escrow Agreement, dated as of       , 1999, among Netia Holdings S.A., the Selling Shareholders and ING Bank N.V. Warsaw, as escrow agent.*
 5.1       Opinion of Weil, Gotshal & Manges Sp. z o.o.*
 5.1(a)    Opinion of Weil, Gotshal & Manges Sp. z o.o.+
 5.1(b)    Opinion of Weil, Gotshal & Manges LLP as to certain tax matters.*
10.1       Equity Undertaking, dated as of July 21, 1997, among Telia AB and Netia Telekom S.A. in favor of Chase
           Manhattan International Limited (incorporated herein by reference to Exhibit 10.1 to the 1998 Annual
           Report).*
10.2       Multicurrency Term Facilities Agreement ("Netia South Facility Agreement"), dated September 19, 1997, between Netia South Sp. z o.o., Netia Telekom Silesia S.A., Optimus Inwest S.A. and Polskie Telmedia
           S.A., as original borrowers and guarantors, Telekom Building Sp. z o.o., as original guarantor, Bank
           Handlowy w Warszawie S.A. and Chase Manhattan PLC, as arrangers, Chase Manhattan International Limited, as agent and security trustee, Bank Handlowy w Warszawie S.A., as security agent and the other lenders parties thereto (incorporated herein by reference to Exhibit 10.2 to the 1998 Annual Report).*
10.2(a)    Amendment No. 1 to the Netia South Facility Agreement ("Amendment No. 1"), dated as of October 21, 1998
           (incorporated herein by reference to Exhibit 10.2(a) to the 1998 Annual Report).*
10.2(b)    Amendment letter from Clifford Chance to the Amendment No. 1, dated as of November 26, 1998
           (incorporated herein by reference to Exhibit 10.2(b) to the 1998 Annual Report).*
10.2(c)    Amendment letter to the Netia South Facility Agreement, dated as of January 25, 1999 (incorporated herein by reference to Exhibit 10.2(c) to the 1998 Annual Report).*

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
10.2(d)    Amendment letter to the Netia South Facility Agreement, dated as of March 15, 1999 (incorporated herein by reference to Exhibit 10.2(d) to the 1998 Annual Report).*
10.3       Equity Undertaking, dated as of September 19, 1997, between Netia Holdings S.A. and Netia South Sp. z
           o.o. in favor of Chase Manhattan International Limited (incorporated herein by reference to Exhibit
           10.4 to the Exchange Offer Registration Statement).*
10.4       Shareholder's Guarantee, dated as of September 23, 1997, by Netia Holdings S.A. and Netia South Sp. z
           o.o. in favor of Chase Manhattan International Limited (incorporated herein by reference to Exhibit
           10.10 to the Exchange Offer Registration Statement).*
10.5       Share Purchase Agreement, dated as of September 22, 1997, among Netia Holdings S.A., Netia Telekom
           S.A., Telia AB and the European Bank of Reconstruction and Development ("EBRD") (incorporated herein by reference to Exhibit 10.8 to the Exchange Offer Registration Statement).*
10.6       Share Pledge Agreement, dated as of September 22, 1997, among Netia Holdings S.A., EBRD and Netia
           Telekom S.A. (incorporated herein by reference to Exhibit 10.9 to the Exchange Offer Registration
           Statement).*
10.7       Letter Agreement, dated as of August 24, 1998, between Netia Holdings S.A. and Telia AB (publ.)
           regarding the sale of EBRD equity interest in Netia Telekom (incorporated herein by reference to
           Exhibit 10.7(a) to the 1998 Annual Report).*
10.8       Shareholders' Agreement, dated as of December 11, 1995, between Netia Holdings S.A. and Telia AB regarding investment in Netia Telekom S.A. (incorporated herein by reference to Exhibit 10.8 to the
           Exchange Offer Registration Statement).*
10.9       Amendment No. 1, dated as of February 21, 1996, to Shareholders' Agreement dated as of December 11,
           1995, between Netia Holdings S.A. and Telia AB regarding investment in Netia Telekom S.A. (incorporated herein by reference to Exhibit 10.15 to the Exchange Offer Registration Statement).*
10.10      Amendment No. 2, dated as of June 26, 1996, to Shareholders' Agreement, dated as of December 11, 1995, between Netia Holdings S.A. and Telia AB regarding investment in Netia Telekom S.A. (incorporated herein by reference to Exhibit 10.16 to the Exchange Offer Registration Statement).*
10.11      Amendment No. 3, dated as of September 15, 1997, to Shareholders' Agreement dated as of December 11,
           1995, between Netia Holdings S.A. and Telia AB regarding investment in Netia Telekom S.A. (incorporated herein by reference to Exhibit 10.17 to the Exchange Offer Registration Statement).*
10.12      Operational Support and Supervision Agreement, dated as of September 15, 1997, between Netia Telekom
           S.A. and Telia AB (incorporated herein by reference to Exhibit 10.31 to the Exchange Offer Registration
           Statement).*
10.13      Operational Support and Supervision Agreement, dated as of September 15, 1997, between Netia South Sp.
           z o.o. and Telia AB (incorporated herein by reference to Exhibit 10.32 to the Exchange Offer
           Registration Statement).*
10.14      Shareholders' Agreement, dated as of October 23, 1996, between Netia Holdings S.A. and Telia AB regarding investment in Netia South Sp. z o.o. (incorporated herein by reference to Exhibit 10.12 to the Exchange Offer Registration Statement).*
10.15      Amendment No. 1, dated as of September 15, 1997, to Shareholders' Agreement dated as of October 23,
           1996, between Netia Holdings S.A. and Telia AB regarding investment in Netia South Sp. z o.o.
           (incorporated herein by reference to Exhibit 10.13 to the Exchange Offer Registration Statement).*
10.16      Exchange Stock Option Agreement, dated as of September 15, 1997, among, INTER ALIA, Netia Holdings S.A.
           and Telia AB (incorporated herein by reference to Exhibit 10.18 to the Exchange Offer Registration
           Statement).*

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
10.17      Incentive Stock Option Agreement, dated as of September 15, 1997, among, INTER ALIA, Netia Holdings
           S.A. and Telia AB (incorporated herein by reference to Exhibit 10.19 to the Exchange Offer Registration
           Statement).*
10.18      Amended and Restated Option Exercise Agreement, dated as of December 18, 1998, among Netia Holdings
           S.A., Dankner Investments Limited, Trefoil Capital Investors, L.P., Shamrock Holdings, Inc., GS Capital
           Partners L.P., Bridge Street Fund 1994, L.P., Stone Street Fund 1994, L.P. and Telia AB (publ.)
           (incorporated herein by reference to Exhibit 10.18 to the 1998 Annual Report).*
10.18(a)   Amendment No. 1 to the Amended and Restated Option Exercise Agreement dated as of April 15, 1999
           (incorporated herein by reference to Exhibit 10.18(a) to the 1998 Annual Report).*
10.19      Pre-IPO Shareholders' Agreement, dated as of December 18, 1998, among Netia Holdings S.A., Dankner
           Investments Limited, Trefoil Capital Investors, L.P., Shamrock Holdings, Inc., GS Capital Partners
           L.P., Bridge Street Fund 1994, L.P., Stone Street Fund 1994, L.P. and Telia AB (publ.) (incorporated herein by reference to Exhibit 10.19 to the 1998 Annual Report).*
10.20      Form of Post-IPO Shareholders' Agreement to be entered into among Telia AB (publ.), Dankner Investment
           Ltd., Trefoil Capital Investors L.P., Shamrock Holdings Inc. and Netia Holdings S.A. (incorporated herein by reference to Exhibit 10.20 to the 1998 Annual Report).*
10.21      Form of Post-IPO Shareholders' Agreement to be entered into among Dankner Investment Ltd., Trefoil
           Capital Investors L.P., Shamrock Holdings Inc., GS Capital Partners L.P., Bridge Street Fund 1994,
           L.P., Stone Street Fund 1994, L.P. and Netia Holdings S.A. (incorporated herein by reference to Exhibit
           10.21 to the 1998 Annual Report).*
10.22      Subscription Agreement, dated May 19, 1999, between Netia Holdings S.A. and Warburg, Pincus Equity
           Partners, L.P., Warburg, Pincus Ventures International, L.P., Warburg, Pincus Netherlands Equity
           Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands
           Equity Partners III, C.V. (incorporated herein by reference to Exhibit 10.22 to the 1998 Annual
           Report).*
10.23      Network Construction and Delivery Contract, dated as of August 3, 1995, between Telekom Torun Sp. z
           o.o. and Alcatel Contracting S.A. (incorporated herein by reference to Exhibit 10.20 to the Exchange
           Offer Registration Statement).*
10.23(a)   Amendment No. 1, dated as of September 29, 1995, to the Network Construction and Delivery Contract
           dated August 3, 1995, between Telekom Torun Sp. z o.o. and Alcatel Contracting S.A. (incorporated herein by reference to Exhibit 10.21 to the Exchange Offer Registration Statement).*
10.23(b)   Amendment No. 2, dated as of December 18, 1995, to the Network Construction and Delivery Contract dated
           August 3, 1995, between Telekom Torun Sp. z o.o. and Alcatel Contracting S.A., including forms of
           Guaranty made by each of Netia Telekom S.A. (formerly R.P. Telekom S.A.) and Telia AB, in favor of
           Alcatel Contracting S.A., and form of Subordinated Loan Agreement between Netia Telekom S.A., as borrower, and Alcatel Contracting S.A. and Alcatel Polska Sp. z o.o., as lenders (incorporated herein by reference to Exhibit 10.22 to the Exchange Offer Registration Statement).*
10.24      Network Construction and Delivery Contract, dated as of July 3, 1996, between Netia Telekom Jozefow,
           Alcatel Polska S.A. and Alatel Contracting S.A. (incorporated herein by reference to Exhibit 10.24 to the 1998 Annual Report).*
10.25      Subordinated Loan Agreement, dated as of July 3 1996, between Netia Telekom S.A, Alcatel Contracting
           S.A. and Alcatel Polska S.A. in connection with the Network Construction and Delivery Contract for
           Telekom Jozefow (incorporated herein by reference to Exhibit 10.25 to the 1998 Annual Report).*

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
10.26      Strategic Alliance Agreement, dated as of June 26, 1996, with R.P. Telekom S.A., Telia AB, Netia
           Telekom S.A., Sprint R.P. Telekom Sp. z o.o. and Alcatel Polska S.A. (incorporated herein by reference to Exhibit 10.25 to the 1998 Annual Report).*
10.26(a)   Amendment No. 1 to the Strategic Alliance Agreement, dated as of August 21, 1996 (incorporated herein by reference to Exhibit 10.26(a) to the 1998 Annual Report).*
10.27      Subordinated Loan Agreement, dated as of October 10, 1997, between Netia South Sp. z o.o., Netia
           Telekom Silesia S.A., Alcatel Contracting S.A. and Alcatel Polska S.A. (incorporated herein by reference to Exhibit 10.27 to the 1998 Annual Report).*
10.28      Subordination Agreement, dated as of October 10, 1997, between Netia South Sp. z o.o., Netia Telekom
           Silesia S.A., Alcatel Contracting S.A., Alcatel Polska S.A. and Chase Manhattan International Limited
           (incorporated herein by reference to Exhibit 10.28 to the 1998 Annual Report).*
10.29      Network Construction and Delivery Contract, dated as of July 3, 1996, between Telekom Kujawy Sp. z o.o.
           and Alcatel Polska S.A. ("Telkom Kujawy Network Construction and Delivery Contract") (incorporated herein by reference to Exhibit 10.29 to the 1998 Annual Report).*
10.30      Network Construction and Delivery Contract, dated as of July 25, 1996, between Telekom Kalisz Sp. z
           o.o., Alcatel Contracting S.A. and Alcatel Polska S.A. ("Telekom Kalisz Network Construction and
           Delivery Contract") (incorporated herein by reference to Exhibit 10.30 to the 1998 Annual Report).*
10.30(a)   Guaranty of Netia Telekom S.A., dated as of July 25, 1996, in favor of Alcatel Contracting S.A. under the Telekom Kalisz Network Construction and Delivery Contract (incorporated herein by reference to
           Exhibit 10.30(a) to the 1998 Annual Report).*
10.31      Guaranties by Netia Telekom S.A., dated as of July 3, 1996, in favor of Alcatel Contracting S.A. under the Network Construction and Delivery Contracts with Telekom Warszawa (Josefow) Sp. z o.o., Netia
           Telekom Mazowsze (ROL-TEL) S.A. and Netia Telekom Wloclawek (Kujawy) (incorporated herein by reference to Exhibit 10.31 to the 1998 Annual Report).*
10.32      Delivery and Installation Contract, dated as of August 12, 1998, by and between Netia South Sp. z o.o.
           and Lucent Technologies Poland S.A. (incorporated herein by reference to Exhibit 10.32 to the 1998
           Annual Report).*
10.33      Frame Agreement for Radio in the Local Loop Systems, dated as of August 27, 1998, by and between Netia
           Telekom S.A., Netia South Sp.z o.o. and Innowave Tadiran Telecommunications Ltd. (incorporated herein by reference to Exhibit 10.33 to the 1998 Annual Report).*
10.34      Frame Agreement for Radio Relay Systems Delivery and Services, dated as of October 20, 1998, by and between Netia South Sp. z o.o. and Ericsson Polska (incorporated herein by reference to Exhibit 10.34 to the 1998 Annual Report).*
10.35      Access System Contact, dated December 23, 1998, by and between Netia South Sp. z o.o. and Robert Bosch
           Sp. z o.o. (Bosch Telecom GmbH) (incorporated herein by reference to Exhibit 10.35 to the 1998 Annual
           Report).*
10.36      Commission and Agency Agreement, dated as of November 25, 1997 by and between Polski Bank Rozwoju S.A.
           and Netia Telekom S.A. (the "Telbank Option Agreement") (incorporated herein by reference to Exhibit
           10.36 to the 1998 Annual Report).*
10.37      Agreement of Cooperation, dated July 3, 1998, by and between Telbank S.A. and certain subsidiaries of
           Netia Holdings S.A. (incorporated herein by reference to Exhibit 10.37 to the 1998 Annual Report).*
10.38      Share Purchase Agreement and Share Purchase Option Agreement, dated as of December 17, 1996, among
           Netia Holdings S.A. and Andrzej Radziminski (incorporated herein by reference to Exhibit 10.23 to the
           Exchange Offer Registration Statement).*

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
10.39      Share Purchase Agreement and Share Purchase Option Agreement, dated as of December 17, 1996, between
           Netia Holdings S.A. and Aleksander Szwarc (incorporated herein by reference to Exhibit 10.24 to the
           Exchange Offer Registration Statement).*
10.40      Consultancy Agreement, dated as of September 13, 1996, among Netia Holdings S.A. and Galopus Co. Ltd., as amended on November 15, 1996 and January 30, 1997 (incorporated herein by reference to Exhibit 10.26 to the Exchange Offer Registration Statement).*
10.41      New Consultancy Agreement, dated as of January 1, 1998, between Galopus Co. Limited and Netia Holdings
           S.A. (incorporated herein by reference to Exhibit 10.32 to our Annual Report on Form 20-F, filed with the Securities and Exchange Commission on June 31, 1998 (the "1997 Annual Report").*
10.42      Stock Appreciation Agreement, dated as of September 13, 1996, among Netia Holdings S.A. and Galopus Co.
           Ltd., as amended on November 15, 1996 and January 30, 1997 (incorporated herein by reference to Exhibit
           10.27 to the Exchange Offer Registration Statement).*
10.42(a)   Amendment No. 3 to the Stock Appreciation Agreement, dated January 1, 1998, contained in Exhibit 10.41 hereto (incorporated herein by reference to Exhibit 10.42(a) to the 1998 Annual Report).*
10.43      Consultancy Agreement, dated as of June 24, 1996, among Netia Holdings S.A. and R.P. Investments Sp. z
           o.o. (incorporated herein by reference to Exhibit 10.28 to the Exchange Offer Registration Statement).*
10.44      Consultancy Agreement, dated as of June 24, 1996, between Netia Holdings and Necessitas Sp. z o.o.
           (incorporated herein by reference to Exhibit 10.30 to the Exchange Offer Registration Statement).*
10.45      Consultancy Agreement, dated February 17, 1997, between Netia Telekom S.A. and Grupa Biznesowa Celia
           Sp. z o.o. (incorporated herein by reference to Exhibit 10.45 to the 1998 Annual Report).*
10.46      Acquisition Agreement, dated as of October 15, 1996, among Netia Telekom S.A., Netia South Sp. z o.o.,
           R.P. Telekom S.A., Telia AB, Optimus Corporation Limited, Optimus Invest S.A., Polskie Telmedia S.A.
           and Optimus S.A. (incorporated herein by reference to Exhibit 10.33 to the 1997 Annual Report).*
10.47      Consultancy Agreement, dated June 29, 1998, between Netia Telekom S.A. and Optimus S.A. (incorporated herein by reference to Exhibit 10.47 to the 1998 Annual Report).*
10.48      Shareholders' and Share Option Agreement, dated July 16, 1998 between Netia Telekom S.A. and Jan Guz
           (incorporated herein by reference to Exhibit 10.48 to the 1998 Annual Report).*
10.49      Services Agreement, dated as of April 19, 1999, between Netia Holdings S.A. and Netia Network S.A.
           (incorporated herein by reference to Exhibit 10.49 to the 1998 Annual Report).*
10.50      Shareholders' Equity Commitment Agreement, dated as of September 19, 1997, among Dankner Investment
           Limited, GS Capital Partners, L.P., Shamrock Holdings, Inc. and Netia Holdings S.A. (incorporated herein by reference to Exhibit 10.3 to the Exchange Offer Registration Statement).*
10.51      Principal Shareholders' Undertaking, dated as of September 19, 1997, among Dankner Investment Limited,
           GS Capital Partners, L.P. and Shamrock Holdings, Inc. in favor of Netia Holdings S.A. (incorporated herein by reference to Exhibit 10.6 to the Exchange Offer Registration Statement).*
10.52      Third Funding Implementation Agreement, dated as of September 19, 1997, among Netia Holdings S.A.,
           Danker Investment Limited, GS Capital Partners, L.P., Trefoil Capital Investors, L.P. and Shamrock
           Holdings, Inc. (incorporated herein by reference to Exhibit 10.7 to the Exchange Offer Registration
           Statement).*

 EXHIBIT
 NUMBER                                                  DESCRIPTION
---------  -------------------------------------------------------------------------------------------------------
10.53      Management Services Agreement, dated as of December 3, 1996, among Netia Holdings S.A., Shamrock
           Capital Advisors Inc. and Dankner Investments Ltd. (incorporated herein by reference to Exhibit 10.25 to the Exchange Offer Registration Statement).*
10.54      Director's Engagement Agreement, dated as of January 1, 1996, between Netia Holdings S.A. and Meir
           Srebernik (incorporated herein by reference to Exhibit 10.29 to the Exchange Offer Registration
           Statement).*
10.55      Asset Purchase Agreement, dated March 26, 1997, between Netia Telekom S.A. and ARAS Sp. z o.o.
           (incorporated herein by reference to Exhibit 10.55(a) to the 1998 Annual Report).*
10.56      Extension and Waiver Agreement, dated June 5, 1997, between Netia Telekom S.A. and ARAS Sp. z o.o.
           (incorporated herein by reference to Exhibit 10.56 to the 1998 Annual Report).*
10.57      Legal Services Agreement, dated July 6, 1994, between LEX Sp. z o.o. and Netia Telekom S.A.
           (incorporated herein by reference to Exhibit 10.57 to the 1998 Annual Report).*
10.58      Termination Agreement, effective as of October 1, 1998, by and between Netia Holdings S.A. and Joseph
           Ganor.
10.59      Irrevocable Offer to Subscribe and Purchase Shares, dated July 1, 1999, by and between BRE Bank S.A.
           and Netia Holdings, S.A.*
14.1       Awareness Letter of PricewaterhouseCoopers Sp. z o.o. (incorporated herein by reference to Exhibit 14.1 to Netia's Registration Statement on Form F-1, filed with the Securities and Exchange Commission on
           July 2, 1999 (the "IPO Registration Statement").*
21.1       Subsidiaries of Netia Holdings S.A. (incorporated herein by reference to Exhibit 21.1 to the 1998
           Annual Report).*
23.1       Consent of Weil, Gotshal & Manges Sp. z o.o. (included as part of the opinion filed under Exhibit
           5.1).*
23.3       Consent of PricewaterhouseCoopers Sp. z o.o. (incorporated herein by reference to Exhibit 23.1 to the
           IPO Registration Statement).*
24.1       Power of Attorney (included on the signature page of Part II of the IPO Registration Statement).*

------------------------

*   Previously filed.

+   Filed herewith.

(B) FINANCIAL STATEMENT SCHEDULES

    All schedules have been omitted as the required information is either not applicable or is presented in the consolidated financial statements or notes thereto.

NOTE 17. UNDERTAKINGS.

    The undersigned Registrant hereby undertakes to provide to the U.S. Underwriters and the International Underwriters, at the closing specified in the U.S. Underwriting Agreement and the International Underwriting Agreement, as the case may be, ADRs in such denominations and registered in such names as required by the Global Coordinator to permit delivery of ADRs to each purchaser.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Warsaw, Poland, on September 23, 1999.

                                              NETIA HOLDINGS S.A.

                                              By:        /s/ MEIR SREBERNIK
                                                         ---------------------------------------
                                                         Name: Meir Srebernik
                                                         Title: President (Principal Executive
                                                         Officer)

                                              By:        /s/ AVRAHAM HOCHMAN
                                                         ---------------------------------------
                                                         Name: Avraham Hochman
                                                         Title: VP-Finance

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President (Principal
      /s/ MEIR SREBERNIK          Executive Officer) and
------------------------------    Member of the Management  September 23, 1999
       (Meir Srebernik)           Board

                                VP--Finance (Principal
              *                   Financial and Accounting
------------------------------    Officer) and Member of    September 23, 1999
      (Avraham Hochman)           the Management Board

              *                 Chief Operating Officer
------------------------------    and Member of Management  September 23, 1999
       (Kjell-Ove Blom)           Board

------------------------------  Member of the Management    September 23, 1999
     (Maximilian Bylicki)         Board

------------------------------  Member of the Management    September 23, 1999
      (Jan Lobaszewski)           Board

              *                 Chief Marketing Officer
------------------------------    and Member of the         September 23, 1999
      (George Makowski)           Management Board

              *
------------------------------  Chairman of the             September 23, 1999
     (Kaj Juul-Pedersen)          Supervisory Board

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

              *
------------------------------  Member of the Supervisory   September 23, 1999
       (Shmuel Dankner)           Board

              *
------------------------------  Member of the Supervisory   September 23, 1999
       (Michael Geiger)           Board

              *
------------------------------  Member of the Supervisory   September 23, 1999
        (Hans Golteus)            Board

              *
------------------------------  Member of the Supervisory   September 23, 1999
          (Jan Guz)               Board

------------------------------  Member of the Supervisory   September 23, 1999
       (Roberto Italia)           Board

              *
------------------------------  Member of the Supervisory   September 23, 1999
         (Uri Levit)              Board

              *
------------------------------  Member of the Supervisory   September 23, 1999
        (Donald Mucha)            Board

              *
------------------------------  Member of the Supervisory   September 23, 1999
    (Andrzej Radziminski)         Board

              *
------------------------------  Member of the Supervisory   September 23, 1999
         (Lars Rydin)             Board

Authorized Representative in the United States
R.P. TELEKOM USA, INC.

 By:  *
      -------------------------
      Name: Avraham Hochman
      Title: V.P. Finance

*By:  /s/ MEIR SREBERNIK
      -------------------------
      Meir Srebernik
      Attorney-in-fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                                             DESCRIPTION                                              PAGE
---------  ----------------------------------------------------------------------------------------------  ---------
 1.1       Form of the Underwriting Agreement.*
 3.1       The Formation Deed of Netia Holdings S.A. (English translation) (incorporated herein by reference to Exhibit 3.2 to Netia's Registration Statement on Form F-4, filed with the
           Securities and Exchange Commission on January 30, 1998, as amended, declared effective on
           April 30, 1998 (File No. 333-8272) (the "Exchange Offer Registration Statement").*
 3.2       Amended and Restated Statute of Netia Holdings S.A. (English translation) (incorporated herein by reference to Exhibit 3.2 to the Company's Annual Report on Form 20-F, filed with the
           Securities and Exchange Commission on June 29, 1999 (the "1998 Annual Report").*
 4.1       Senior Notes Indenture, dated as of November 3, 1997, among Netia Holdings B.V., Netia
           Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to Netia Holdings
           B.V.'s 10 1/4% Senior Notes due 2007 and 10 1/4% Series B Senior Notes due 2007 (incorporated herein by reference to Exhibit 4.1 to the Exchange Offer Registration Statement).*
 4.1(a)    Supplemental Indenture, dated as of December 1, 1998, among Netia Holdings B.V., Netia
           Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to the Senior
           Notes Indenture included herein as Exhibit 4.1 (incorporated herein by reference to Exhibit
           4.1(a) to the 1998 Annual Report).*
 4.2       Senior Discount Notes Indenture, dated as of November 3, 1997, among Netia Holdings B.V.,
           Netia Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to Netia
           Holdings B.V.'s 11 1/4% Senior Discount Notes due 2007 and 11 1/4% Series B Senior Discount
           Notes due 2007 (incorporated herein by reference to Exhibit 4.2 to the Exchange Offer
           Registration Statement).*
 4.2(a)    Supplemental Indenture, dated as of December 1, 1998, among Netia Holdings B.V., Netia
           Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to the Senior
           Discount Notes Indenture included herein as Exhibit 4.2 (incorporated herein by reference to
           Exhibit 4.2(a) to the 1998 Annual Report).*
 4.3       Senior Discount Notes Indenture, dated as of November 3, 1997, among Netia Holdings B.V.,
           Netia Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to Netia
           Holdings B.V.'s 11% Senior (DM) Discount Notes due 2007 and 11% Series B Senior Discount Notes
           due 2007 (incorporated herein by reference to Exhibit 4.3 to the Exchange Offer Registration
           Statement).*
 4.3(a)    Supplemental Indenture, dated as of December 1, 1998, among Netia Holdings B.V., Netia
           Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to the Senior
           Discount Notes Indenture included herein as Exhibit 4.3 (incorporated herein by reference to
           Exhibit 4.3(a) to the 1998 Annual Report).*
 4.4       Form of 10 1/4% Series B Senior Note due 2007 (included in Exhibit 4.1).*
 4.5       Form of 11 1/4% Series B Senior Discount Note due 2007 (included in Exhibit 4.2). *
 4.6       Form of 11% Series B Senior Discount Note due 2007 (included in Exhibit 4.3).*
 4.7       Registration Rights Agreement, dated as of November 3, 1997, among Netia Holdings B.V., Netia
           Holdings S.A. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
           Merrill Lynch Capital Markets Bank Frankfurt/Main Branch and Chase Securities Inc.
           (incorporated herein by reference to Exhibit 10.1 to the Exchange Offer Registration
           Statement).*
 4.8       Escrow Agreement, dated as of November 3, 1997, between Netia Holdings S.A. and State Street
           Bank and Trust Company (incorporated herein by reference to Exhibit 10.2 to the Exchange Offer
           Registration Statement).*

 EXHIBIT
 NUMBER                                             DESCRIPTION                                              PAGE
---------  ----------------------------------------------------------------------------------------------  ---------
 4.9       Senior Euro Notes Indenture, dated as of June 10, 1999, among Netia Holdings II B.V., Netia
           Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to the 13 1/2%
           Senior Euro Notes due 2009 (incorporated herein by reference to Exhibit 4.9 to the 1998 Annual
           Report).*
 4.10      Senior Dollar Notes Indenture, dated as of June 10, 1999, among Netia Holdings II B.V., Netia
           Holdings S.A. and State Street Bank and Trust Company, as trustee, relating to the 13 1/8%
           Senior Dollar Notes due 2009 (incorporated herein by reference to Exhibit 4.10 to the 1998
           Annual Report).*
 4.11      Form of 13 1/2% Senior Euro Note due 2009 (included in Exhibit 4.9).
 4.12      Form of 13 1/8% Senior Dollar Note due 2009 (included in Exhibit 4.10).
 4.13      Registration Rights Agreement, dated as of June 10, 1999, by and among Netia Holdings II B.V.,
           Netia Holdings S.A., Donaldson, Lufkin & Jenrette International and Chase Manhattan
           International Limited (incorporated herein by reference to Exhibit 4.13 to the 1998 Annual
           Report).*
 4.14      Euro Investment Agreement, dated as of June 10, 1999, by and among Netia Telekom S.A., Netia
           South Sp. z o.o. and State Street Bank and Trust Company, as trustee (incorporated herein by reference to Exhibit 4.14 to the 1998 Annual Report).*
 4.15      Dollar Investment Agreement, dated as of June 10, 1999, by and among Netia Telekom S.A., Netia
           South Sp. z o.o. and State Street Bank and Trust Company, as trustee (incorporated herein by reference to Exhibit 4.15 to the 1998 Annual Report).*
 4.16      Form of Deposit Agreement, dated as of       , 1999, among Netia Holdings S.A., The Bank of
           New York, as depositary and the holders from time to time of American Depositary Shares issued thereunder.*
 4.17      Form of American Depositary Receipt (included in Exhibit 4.16).
 4.18      Form of Escrow Agreement, dated as of       , 1999, among Netia Holdings S.A., the Selling
           Shareholders and ING Bank N.V. Warsaw, as escrow agent.*
 5.1       Opinion of Weil, Gotshal & Manges Sp. z o.o.*
 5.1(a)    Opinion of Weil, Gotshal & Manges Sp. z o.o.+
 5.1(b)    Opinion of Weil, Gotshal & Manges LLP as to certain tax matters.*
10.1       Equity Undertaking, dated as of July 21, 1997, among Telia AB and Netia Telekom S.A. in favor of Chase Manhattan International Limited (incorporated herein by reference to Exhibit 10.1 to the 1998 Annual Report).*
10.2       Multicurrency Term Facilities Agreement ("Netia South Facility Agreement"), dated September
           19, 1997, between Netia South Sp. z o.o., Netia Telekom Silesia S.A., Optimus Inwest S.A. and
           Polskie Telmedia S.A., as original borrowers and guarantors, Telekom Building Sp. z o.o., as original guarantor, Bank Handlowy w Warszawie S.A. and Chase Manhattan PLC, as arrangers,
           Chase Manhattan International Limited, as agent and security trustee, Bank Handlowy w
           Warszawie S.A., as security agent and the other lenders parties thereto (incorporated herein by reference to Exhibit 10.2 to the 1998 Annual Report).*
10.2(a)    Amendment No. 1 to the Netia South Facility Agreement ("Amendment No. 1"), dated as of October
           21, 1998 (incorporated herein by reference to Exhibit 10.2(a) to the 1998 Annual Report).*
10.2(b)    Amendment letter from Clifford Chance to the Amendment No. 1, dated as of November 26, 1998
           (incorporated herein by reference to Exhibit 10.2(b) to the 1998 Annual Report).*
10.2(c)    Amendment letter to the Netia South Facility Agreement, dated as of January 25, 1999
           (incorporated herein by reference to Exhibit 10.2(c) to the 1998 Annual Report).*

 EXHIBIT
 NUMBER                                             DESCRIPTION                                              PAGE
---------  ----------------------------------------------------------------------------------------------  ---------
10.2(d)    Amendment letter to the Netia South Facility Agreement, dated as of March 15, 1999
           (incorporated herein by reference to Exhibit 10.2(d) to the 1998 Annual Report).*
10.3       Equity Undertaking, dated as of September 19, 1997, between Netia Holdings S.A. and Netia
           South Sp. z o.o. in favor of Chase Manhattan International Limited (incorporated herein by reference to Exhibit 10.4 to the Exchange Offer Registration Statement).*
10.4       Shareholder's Guarantee, dated as of September 23, 1997, by Netia Holdings S.A. and Netia
           South Sp. z o.o. in favor of Chase Manhattan International Limited (incorporated herein by reference to Exhibit 10.10 to the Exchange Offer Registration Statement).*
10.5       Share Purchase Agreement, dated as of September 22, 1997, among Netia Holdings S.A., Netia
           Telekom S.A., Telia AB and the European Bank of Reconstruction and Development ("EBRD")
           (incorporated herein by reference to Exhibit 10.8 to the Exchange Offer Registration
           Statement).*
10.6       Share Pledge Agreement, dated as of September 22, 1997, among Netia Holdings S.A., EBRD and
           Netia Telekom S.A. (incorporated herein by reference to Exhibit 10.9 to the Exchange Offer
           Registration Statement).*
10.7       Letter Agreement, dated as of August 24, 1998, between Netia Holdings S.A. and Telia AB
           (publ.) regarding the sale of EBRD equity interest in Netia Telekom (incorporated herein by reference to Exhibit 10.7(a) to the 1998 Annual Report).*
10.8       Shareholders' Agreement, dated as of December 11, 1995, between Netia Holdings S.A. and Telia
           AB regarding investment in Netia Telekom S.A. (incorporated herein by reference to Exhibit
           10.8 to the Exchange Offer Registration Statement).*
10.9       Amendment No. 1, dated as of February 21, 1996, to Shareholders' Agreement dated as of
           December 11, 1995, between Netia Holdings S.A. and Telia AB regarding investment in Netia
           Telekom S.A. (incorporated herein by reference to Exhibit 10.15 to the Exchange Offer
           Registration Statement).*
10.10      Amendment No. 2, dated as of June 26, 1996, to Shareholders' Agreement, dated as of December
           11, 1995, between Netia Holdings S.A. and Telia AB regarding investment in Netia Telekom S.A.
           (incorporated herein by reference to Exhibit 10.16 to the Exchange Offer Registration
           Statement).*
10.11      Amendment No. 3, dated as of September 15, 1997, to Shareholders' Agreement dated as of
           December 11, 1995, between Netia Holdings S.A. and Telia AB regarding investment in Netia
           Telekom S.A. (incorporated herein by reference to Exhibit 10.17 to the Exchange Offer
           Registration Statement).*
10.12      Operational Support and Supervision Agreement, dated as of September 15, 1997, between Netia
           Telekom S.A. and Telia AB (incorporated herein by reference to Exhibit 10.31 to the Exchange
           Offer Registration Statement).*
10.13      Operational Support and Supervision Agreement, dated as of September 15, 1997, between Netia
           South Sp. z o.o. and Telia AB (incorporated herein by reference to Exhibit 10.32 to the
           Exchange Offer Registration Statement).*
10.14      Shareholders' Agreement, dated as of October 23, 1996, between Netia Holdings S.A. and Telia
           AB regarding investment in Netia South Sp. z o.o. (incorporated herein by reference to Exhibit
           10.12 to the Exchange Offer Registration Statement).*
10.15      Amendment No. 1, dated as of September 15, 1997, to Shareholders' Agreement dated as of
           October 23, 1996, between Netia Holdings S.A. and Telia AB regarding investment in Netia South
           Sp. z o.o. (incorporated herein by reference to Exhibit 10.13 to the Exchange Offer
           Registration Statement).*
10.16      Exchange Stock Option Agreement, dated as of September 15, 1997, among, INTER ALIA, Netia
           Holdings S.A. and Telia AB (incorporated herein by reference to Exhibit 10.18 to the Exchange
           Offer Registration Statement).*

 EXHIBIT
 NUMBER                                             DESCRIPTION                                              PAGE
---------  ----------------------------------------------------------------------------------------------  ---------
10.17      Incentive Stock Option Agreement, dated as of September 15, 1997, among, INTER ALIA, Netia
           Holdings S.A. and Telia AB (incorporated herein by reference to Exhibit 10.19 to the Exchange
           Offer Registration Statement).*
10.18      Amended and Restated Option Exercise Agreement, dated as of December 18, 1998, among Netia
           Holdings S.A., Dankner Investments Limited, Trefoil Capital Investors, L.P., Shamrock
           Holdings, Inc., GS Capital Partners L.P., Bridge Street Fund 1994, L.P., Stone Street Fund
           1994, L.P. and Telia AB (publ.) (incorporated herein by reference to Exhibit 10.18 to the 1998
           Annual Report).*
10.18(a)   Amendment No. 1 to the Amended and Restated Option Exercise Agreement dated as of April 15,
           1999 (incorporated herein by reference to Exhibit 10.18(a) to the 1998 Annual Report).*
10.19      Pre-IPO Shareholders' Agreement, dated as of December 18, 1998, among Netia Holdings S.A.,
           Dankner Investments Limited, Trefoil Capital Investors, L.P., Shamrock Holdings, Inc., GS
           Capital Partners L.P., Bridge Street Fund 1994, L.P., Stone Street Fund 1994, L.P. and Telia
           AB (publ.) (incorporated herein by reference to Exhibit 10.19 to the 1998 Annual Report).*
10.20      Form of Post-IPO Shareholders' Agreement to be entered into among Telia AB (publ.), Dankner
           Investment Ltd., Trefoil Capital Investors L.P., Shamrock Holdings Inc. and Netia Holdings
           S.A. (incorporated herein by reference to Exhibit 10.20 to the 1998 Annual Report).*
10.21      Form of Post-IPO Shareholders' Agreement to be entered into among Dankner Investment Ltd.,
           Trefoil Capital Investors L.P., Shamrock Holdings Inc., GS Capital Partners L.P., Bridge
           Street Fund 1994, L.P., Stone Street Fund 1994, L.P. and Netia Holdings S.A. (incorporated herein by reference to Exhibit 10.21 to the 1998 Annual Report).*
10.22      Subscription Agreement, dated May 19, 1999, between Netia Holdings S.A. and Warburg, Pincus
           Equity Partners, L.P., Warburg, Pincus Ventures International, L.P., Warburg, Pincus
           Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and
           Warburg, Pincus Netherlands Equity Partners III, C.V. (incorporated herein by reference to
           Exhibit 10.22 to the 1998 Annual Report).*
10.23      Network Construction and Delivery Contract, dated as of August 3, 1995, between Telekom Torun
           Sp. z o.o. and Alcatel Contracting S.A. (incorporated herein by reference to Exhibit 10.20 to the Exchange Offer Registration Statement).*
10.23(a)   Amendment No. 1, dated as of September 29, 1995, to the Network Construction and Delivery
           Contract dated August 3, 1995, between Telekom Torun Sp. z o.o. and Alcatel Contracting S.A.
           (incorporated herein by reference to Exhibit 10.21 to the Exchange Offer Registration
           Statement).*
10.23(b)   Amendment No. 2, dated as of December 18, 1995, to the Network Construction and Delivery
           Contract dated August 3, 1995, between Telekom Torun Sp. z o.o. and Alcatel Contracting S.A.,
           including forms of Guaranty made by each of Netia Telekom S.A. (formerly R.P. Telekom S.A.)
           and Telia AB, in favor of Alcatel Contracting S.A., and form of Subordinated Loan Agreement between Netia Telekom S.A., as borrower, and Alcatel Contracting S.A. and Alcatel Polska Sp. z
           o.o., as lenders (incorporated herein by reference to Exhibit 10.22 to the Exchange Offer
           Registration Statement).*
10.24      Network Construction and Delivery Contract, dated as of July 3, 1996, between Netia Telekom
           Jozefow, Alcatel Polska S.A. and Alatel Contracting S.A. (incorporated herein by reference to
           Exhibit 10.24 to the 1998 Annual Report).*
10.25      Subordinated Loan Agreement, dated as of July 3 1996, between Netia Telekom S.A, Alcatel
           Contracting S.A. and Alcatel Polska S.A. in connection with the Network Construction and
           Delivery Contract for Telekom Jozefow (incorporated herein by reference to Exhibit 10.25 to the 1998 Annual Report).*

 EXHIBIT
 NUMBER                                             DESCRIPTION                                              PAGE
---------  ----------------------------------------------------------------------------------------------  ---------
10.26      Strategic Alliance Agreement, dated as of June 26, 1996, with R.P. Telekom S.A., Telia AB,
           Netia Telekom S.A., Sprint R.P. Telekom Sp. z o.o. and Alcatel Polska S.A. (incorporated herein by reference to Exhibit 10.25 to the 1998 Annual Report).*
10.26(a)   Amendment No. 1 to the Strategic Alliance Agreement, dated as of August 21, 1996 (incorporated herein by reference to Exhibit 10.26(a) to the 1998 Annual Report).*
10.27      Subordinated Loan Agreement, dated as of October 10, 1997, between Netia South Sp. z o.o.,
           Netia Telekom Silesia S.A., Alcatel Contracting S.A. and Alcatel Polska S.A. (incorporated herein by reference to Exhibit 10.27 to the 1998 Annual Report).*
10.28      Subordination Agreement, dated as of October 10, 1997, between Netia South Sp. z o.o., Netia
           Telekom Silesia S.A., Alcatel Contracting S.A., Alcatel Polska S.A. and Chase Manhattan
           International Limited (incorporated herein by reference to Exhibit 10.28 to the 1998 Annual
           Report).*
10.29      Network Construction and Delivery Contract, dated as of July 3, 1996, between Telekom Kujawy
           Sp. z o.o. and Alcatel Polska S.A. ("Telkom Kujawy Network Construction and Delivery
           Contract") (incorporated herein by reference to Exhibit 10.29 to the 1998 Annual Report).*
10.30      Network Construction and Delivery Contract, dated as of July 25, 1996, between Telekom Kalisz
           Sp. z o.o., Alcatel Contracting S.A. and Alcatel Polska S.A. ("Telekom Kalisz Network
           Construction and Delivery Contract") (incorporated herein by reference to Exhibit 10.30 to the
           1998 Annual Report).*
10.30(a)   Guaranty of Netia Telekom S.A., dated as of July 25, 1996, in favor of Alcatel Contracting
           S.A. under the Telekom Kalisz Network Construction and Delivery Contract (incorporated herein by reference to Exhibit 10.30(a) to the 1998 Annual Report).*
10.31      Guaranties by Netia Telekom S.A., dated as of July 3, 1996, in favor of Alcatel Contracting
           S.A. under the Network Construction and Delivery Contracts with Telekom Warszawa (Josefow) Sp.
           z o.o., Netia Telekom Mazowsze (ROL-TEL) S.A. and Netia Telekom Wloclawek (Kujawy)
           (incorporated herein by reference to Exhibit 10.31 to the 1998 Annual Report).*
10.32      Delivery and Installation Contract, dated as of August 12, 1998, by and between Netia South
           Sp. z o.o. and Lucent Technologies Poland S.A. (incorporated herein by reference to Exhibit
           10.32 to the 1998 Annual Report).*
10.33      Frame Agreement for Radio in the Local Loop Systems, dated as of August 27, 1998, by and between Netia Telekom S.A., Netia South Sp.z o.o. and Innowave Tadiran Telecommunications Ltd.
           (incorporated herein by reference to Exhibit 10.33 to the 1998 Annual Report).*
10.34      Frame Agreement for Radio Relay Systems Delivery and Services, dated as of October 20, 1998, by and between Netia South Sp. z o.o. and Ericsson Polska (incorporated herein by reference to
           Exhibit 10.34 to the 1998 Annual Report).*
10.35      Access System Contact, dated December 23, 1998, by and between Netia South Sp. z o.o. and
           Robert Bosch Sp. z o.o. (Bosch Telecom GmbH) (incorporated herein by reference to Exhibit
           10.35 to the 1998 Annual Report).*
10.36      Commission and Agency Agreement, dated as of November 25, 1997 by and between Polski Bank
           Rozwoju S.A. and Netia Telekom S.A. (the "Telbank Option Agreement") (incorporated herein by reference to Exhibit 10.36 to the 1998 Annual Report).*
10.37      Agreement of Cooperation, dated July 3, 1998, by and between Telbank S.A. and certain subsidiaries of Netia Holdings S.A. (incorporated herein by reference to Exhibit 10.37 to the
           1998 Annual Report).*

 EXHIBIT
 NUMBER                                             DESCRIPTION                                              PAGE
---------  ----------------------------------------------------------------------------------------------  ---------
10.38      Share Purchase Agreement and Share Purchase Option Agreement, dated as of December 17, 1996, among Netia Holdings S.A. and Andrzej Radziminski (incorporated herein by reference to Exhibit
           10.23 to the Exchange Offer Registration Statement).*
10.39      Share Purchase Agreement and Share Purchase Option Agreement, dated as of December 17, 1996, between Netia Holdings S.A. and Aleksander Szwarc (incorporated herein by reference to Exhibit
           10.24 to the Exchange Offer Registration Statement).*
10.40      Consultancy Agreement, dated as of September 13, 1996, among Netia Holdings S.A. and Galopus
           Co. Ltd., as amended on November 15, 1996 and January 30, 1997 (incorporated herein by reference to Exhibit 10.26 to the Exchange Offer Registration Statement).*
10.41      New Consultancy Agreement, dated as of January 1, 1998, between Galopus Co. Limited and Netia
           Holdings S.A. (incorporated herein by reference to Exhibit 10.32 to our Annual Report on Form
           20-F, filed with the Securities and Exchange Commission on June 31, 1998 (the "1997 Annual
           Report").*
10.42      Stock Appreciation Agreement, dated as of September 13, 1996, among Netia Holdings S.A. and
           Galopus Co. Ltd., as amended on November 15, 1996 and January 30, 1997 (incorporated herein by reference to Exhibit 10.27 to the Exchange Offer Registration Statement).*
10.42(a)   Amendment No. 3 to the Stock Appreciation Agreement, dated January 1, 1998, contained in
           Exhibit 10.41 hereto (incorporated herein by reference to Exhibit 10.42(a) to the 1998 Annual
           Report).*
10.43      Consultancy Agreement, dated as of June 24, 1996, among Netia Holdings S.A. and R.P.
           Investments Sp. z o.o. (incorporated herein by reference to Exhibit 10.28 to the Exchange
           Offer Registration Statement).*
10.44      Consultancy Agreement, dated as of June 24, 1996, between Netia Holdings and Necessitas Sp. z
           o.o. (incorporated herein by reference to Exhibit 10.30 to the Exchange Offer Registration
           Statement).*
10.45      Consultancy Agreement, dated February 17, 1997, between Netia Telekom S.A. and Grupa Biznesowa
           Celia Sp. z o.o. (incorporated herein by reference to Exhibit 10.45 to the 1998 Annual
           Report).*
10.46      Acquisition Agreement, dated as of October 15, 1996, among Netia Telekom S.A., Netia South Sp.
           z o.o., R.P. Telekom S.A., Telia AB, Optimus Corporation Limited, Optimus Invest S.A., Polskie
           Telmedia S.A. and Optimus S.A. (incorporated herein by reference to Exhibit 10.33 to the 1997
           Annual Report).*
10.47      Consultancy Agreement, dated June 29, 1998, between Netia Telekom S.A. and Optimus S.A.
           (incorporated herein by reference to Exhibit 10.47 to the 1998 Annual Report).*
10.48      Shareholders' and Share Option Agreement, dated July 16, 1998 between Netia Telekom S.A. and
           Jan Guz (incorporated herein by reference to Exhibit 10.48 to the 1998 Annual Report).*
10.49      Services Agreement, dated as of April 19, 1999, between Netia Holdings S.A. and Netia Network
           S.A. (incorporated herein by reference to Exhibit 10.49 to the 1998 Annual Report).*
10.50      Shareholders' Equity Commitment Agreement, dated as of September 19, 1997, among Dankner
           Investment Limited, GS Capital Partners, L.P., Shamrock Holdings, Inc. and Netia Holdings S.A.
           (incorporated herein by reference to Exhibit 10.3 to the Exchange Offer Registration
           Statement).*

 EXHIBIT
 NUMBER                                             DESCRIPTION                                              PAGE
---------  ----------------------------------------------------------------------------------------------  ---------
10.51      Principal Shareholders' Undertaking, dated as of September 19, 1997, among Dankner Investment
           Limited, GS Capital Partners, L.P. and Shamrock Holdings, Inc. in favor of Netia Holdings S.A.
           (incorporated herein by reference to Exhibit 10.6 to the Exchange Offer Registration
           Statement).*
10.52      Third Funding Implementation Agreement, dated as of September 19, 1997, among Netia Holdings
           S.A., Danker Investment Limited, GS Capital Partners, L.P., Trefoil Capital Investors, L.P.
           and Shamrock Holdings, Inc. (incorporated herein by reference to Exhibit 10.7 to the Exchange
           Offer Registration Statement).*
10.53      Management Services Agreement, dated as of December 3, 1996, among Netia Holdings S.A.,
           Shamrock Capital Advisors Inc. and Dankner Investments Ltd. (incorporated herein by reference to Exhibit 10.25 to the Exchange Offer Registration Statement).*
10.54      Director's Engagement Agreement, dated as of January 1, 1996, between Netia Holdings S.A. and
           Meir Srebernik (incorporated herein by reference to Exhibit 10.29 to the Exchange Offer
           Registration Statement).*
10.55      Asset Purchase Agreement, dated March 26, 1997, between Netia Telekom S.A. and ARAS Sp. z o.o.
           (incorporated herein by reference to Exhibit 10.55(a) to the 1998 Annual Report).*
10.56      Extension and Waiver Agreement, dated June 5, 1997, between Netia Telekom S.A. and ARAS Sp. z
           o.o. (incorporated herein by reference to Exhibit 10.56 to the 1998 Annual Report).*
10.57      Legal Services Agreement, dated July 6, 1994, between LEX Sp. z o.o. and Netia Telekom S.A.
           (incorporated herein by reference to Exhibit 10.57 to the 1998 Annual Report).*
10.58      Termination Agreement, effective as of October 1, 1998, by and between Netia Holdings S.A. and
           Joseph Ganor.
10.59      Irrevocable Offer to Subscribe and Purchase Shares, dated July 1, 1999, by and between BRE
           Bank S.A. and Netia Holdings, S.A.*
14.1       Awareness Letter of PricewaterhouseCoopers Sp. z o.o. (incorporated herein by reference to
           Exhibit 14.1 to Netia's Registration Statement on Form F-1, filed with the Securities and
           Exchange Commission on July 2, 1999 (the "IPO Registration Statement").*
21.1       Subsidiaries of Netia Holdings S.A. (incorporated herein by reference to Exhibit 21.1 to the
           1998 Annual Report).*
23.1       Consent of Weil, Gotshal & Manges Sp. z o.o. (included as part of the opinion filed under
           Exhibit 5.1).*
23.3       Consent of PricewaterhouseCoopers Sp. z o.o. (incorporated herein by reference to Exhibit 23.1 to the IPO Registration Statement).*
24.1       Power of Attorney (included on the signature page of Part II of the IPO Registration
           Statement).*

------------------------

*   Previously filed.

+   Filed herewith.